Exhibit 4.4

THIRD SUPPLEMENTAL INDENTURE

SUBSIDIARY GUARANTEES

THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 14, 2018, among the Subsidiary Guarantors listed on Schedule I hereto (the “Guaranteeing Subsidiaries”), each a wholly-owned domestic subsidiary of Vistra Energy Corp., a Delaware corporation (the “Company”), the Company, the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust, National Association, as trustee under the indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Company (as successor by merger to Dynegy Inc.) has heretofore executed and delivered to the Trustee an indenture (as supplemented, the “Indenture”), dated as of February 2, 2017, among the Company, the Subsidiary Guarantors party thereto and the Trustee, providing for the original issuance of an aggregate principal amount of $181,685,509 of 8.034% Senior Notes due 2024 and, subject to the terms of the Indenture, future unlimited issuances of 8.034% Senior Notes due 2024 (collectively, the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture (the “Subsidiary Guarantees”); and

WHEREAS, pursuant to Sections 4.07 and 9.01 of the Indenture, the Trustee, the Company and the other Subsidiary Guarantors are authorized and required to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries, the Trustee, the Company and the other Subsidiary Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.    Capitalized Terms. Unless otherwise defined in this Supplemental Indenture, capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.    Agreement to be Bound; Guarantee. Each of the Guaranteeing Subsidiaries hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the Obligations and agreements of a Subsidiary Guarantor under the Indenture. Each of the Guaranteeing Subsidiaries hereby agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the Obligations and agreements of a Subsidiary Guarantor under the Indenture. In furtherance of the foregoing, each of the Guaranteeing Subsidiaries shall be deemed a Subsidiary Guarantor for purposes of Article 10 of the Indenture, including, without limitation, Section 10.02 thereof.

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3.    NEW YORK LAW TO GOVERN. THE INDENTURE, THE NOTES, THIS SUPPLEMENTAL INDENTURE AND THE SUBSIDIARY GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

5.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

6.    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

7.    Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

BIG BROWN POWER COMPANY LLC

BRIGHTEN ENERGY LLC

COLETO CREEK POWER, LLC

COMANCHE PEAK POWER COMPANY LLC

DALLAS POWER & LIGHT COMPANY, INC.

ENNIS POWER COMPANY, LLC

FORNEY PIPELINE, LLC

GENERATION SVC COMPANY

HAYS ENERGY, LLC

LA FRONTERA HOLDINGS, LLC

LONE STAR ENERGY COMPANY, INC.

LONE STAR PIPELINE COMPANY, INC.

LUMINANT ENERGY COMPANY LLC

LUMINANT ENERGY TRADING CALIFORNIA COMPANY

LUMINANT ET SERVICES COMPANY LLC

LUMINANT GENERATION COMPANY LLC

LUMINANT MINING COMPANY LLC

MIDLOTHIAN ENERGY, LLC

NCA RESOURCES DEVELOPMENT COMPANY LLC

OAK GROVE MANAGEMENT COMPANY LLC

SANDOW POWER COMPANY LLC

SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.

TEXAS ELECTRIC SERVICE COMPANY, INC.

TEXAS ENERGY INDUSTRIES COMPANY, INC.

TEXAS POWER & LIGHT COMPANY, INC.

TEXAS UTILITIES COMPANY, INC.

TEXAS UTILITIES ELECTRIC COMPANY, INC.

T-FUELS, LLC

TXU ELECTRIC COMPANY, INC.

TXU ENERGY RETAIL COMPANY LLC

TXU RETAIL SERVICES COMPANY

UPTON COUNTY SOLAR 2, LLC

VALUE BASED BRANDS LLC

VISTRA ASSET COMPANY LLC

VISTRA CORPORATE SERVICES COMPANY

VISTRA EP PROPERTIES COMPANY

VISTRA FINANCE CORP.

VISTRA INTERMEDIATE COMPANY LLC

VISTRA OPERATIONS COMPANY LLC

VISTRA PREFERRED INC.

WHARTON COUNTY GENERATION, LLC

WISE COUNTY POWER COMPANY, LLC

WISE-FUELS PIPELINE, INC.,

as the Guaranteeing Subsidiaries

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to 2024 8.034% Notes Supplemental Indenture]

VISTRA ENERGY CORP., as the Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to 2024 8.034% Notes Supplemental Indenture]

ANP BELLINGHAM ENERGY COMPANY, LLC

ANP BLACKSTONE ENERGY COMPANY, LLC

CALUMET ENERGY TEAM, LLC

CASCO BAY ENERGY COMPANY, LLC

COFFEEN AND WESTERN RAILROAD COMPANY

DYNEGY ADMINISTRATIVE SERVICES COMPANY

DYNEGY ASSOCIATES NORTHEAST LP, INC.

DYNEGY COAL GENERATION, LLC

DYNEGY COAL HOLDCO, LLC

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.

DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC

DYNEGY CONESVILLE, LLC

DYNEGY DICKS CREEK, LLC

DYNEGY ENERGY SERVICES (EAST), LLC

DYNEGY ENERGY SERVICES, LLC

DYNEGY FAYETTE II, LLC

DYNEGY GAS IMPORTS, LLC

DYNEGY HANGING ROCK II, LLC

DYNEGY KENDALL ENERGY, LLC

DYNEGY KILLEN, LLC

DYNEGY MARKETING AND TRADE, LLC

DYNEGY MIAMI FORT, LLC

DYNEGY MIDWEST GENERATION, LLC

DYNEGY MORRO BAY, LLC

DYNEGY MOSS LANDING, LLC

DYNEGY NORTHEAST GENERATION GP, INC.

DYNEGY OAKLAND, LLC

DYNEGY OPERATING COMPANY

DYNEGY POWER GENERATION INC.

DYNEGY POWER MARKETING, LLC

DYNEGY POWER, LLC

DYNEGY RESOURCE II, LLC

DYNEGY RESOURCES GENERATING HOLDCO, LLC

DYNEGY SOUTH BAY, LLC

DYNEGY STUART, LLC

DYNEGY WASHINGTON II, LLC

DYNEGY ZIMMER, LLC

EQUIPOWER RESOURCES CORP.

HAVANA DOCK ENTERPRISES, LLC

HOPEWELL POWER GENERATION, LLC

ILLINOIS POWER GENERATING COMPANY

ILLINOIS POWER MARKETING COMPANY

ILLINOIS POWER RESOURCES GENERATING, LLC

ILLINOIS POWER RESOURCES, LLC

ILLINOVA CORPORATION

IPH, LLC

KINCAID GENERATION, L.L.C.

LAKE ROAD GENERATING COMPANY, LLC

LIBERTY ELECTRIC POWER, LLC

MASSPOWER, LLC

MILFORD POWER COMPANY, LLC

NEPCO SERVICES COMPANY

NORTHEASTERN POWER COMPANY

ONTELAUNEE POWER OPERATING COMPANY, LLC

PLEASANTS ENERGY, LLC

RICHLAND-STRYKER GENERATION LLC

SITHE ENERGIES, INC.

SITHE/INDEPENDENCE LLC,

as the Subsidiary Guarantors

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to 2024 8.034% Notes Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Trustee

By:	/s/ Shawn Goffinet
	Name:	Shawn Goffinet
	Title:	Assistant Vice President

[Signature Page to 2024 8.034% Notes Supplemental Indenture]

SCHEDULE I

SUBSIDIARY GUARANTORS

BIG BROWN POWER COMPANY LLC
BRIGHTEN ENERGY LLC
COLETO CREEK POWER, LLC
COMANCHE PEAK POWER COMPANY LLC
DALLAS POWER & LIGHT COMPANY, INC.
ENNIS POWER COMPANY, LLC
FORNEY PIPELINE, LLC
GENERATION SVC COMPANY
HAYS ENERGY, LLC
LA FRONTERA HOLDINGS, LLC
LONE STAR ENERGY COMPANY, INC.
LONE STAR PIPELINE COMPANY, INC.
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY LLC
LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC
MIDLOTHIAN ENERGY, LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
SANDOW POWER COMPANY LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER & LIGHT COMPANY, INC.
TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC.
T-FUELS, LLC
TXU ELECTRIC COMPANY, INC.
TXU ENERGY RETAIL COMPANY LLC
TXU RETAIL SERVICES COMPANY
UPTON COUNTY SOLAR 2, LLC
VALUE BASED BRANDS LLC
VISTRA ASSET COMPANY LLC
VISTRA CORPORATE SERVICES COMPANY
VISTRA EP PROPERTIES COMPANY
VISTRA FINANCE CORP.
VISTRA INTERMEDIATE COMPANY LLC
VISTRA OPERATIONS COMPANY LLC
VISTRA PREFERRED INC.
WHARTON COUNTY GENERATION, LLC
WISE COUNTY POWER COMPANY, LLC
WISE-FUELS PIPELINE, INC.

Sch-I-1